Exhibit 10.2

Supplemental Agreement No. 22

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 11th day of December 2012, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft); and

B. WHEREAS, Customer and Boeing desire to revise the Block B Special Matters Letter Agreement to clarify a specific [*] as a result of a change to the Purchase Agreement incorporated in prior Supplemental Agreement No. 20 and this Supplemental Agreement No 22.

C. WHEREAS, in consideration of Customer adding four (4) [ * ] 767-3S2F aircraft as described in Supplemental Agreement No. 3 to purchase agreement No. 3712, Customer desires to reschedule the delivery date of two (2) firm Aircraft as shown below:

MSN	Aircraft Block	Prior Delivery Month & Year for firm Aircraft	Rescheduled Delivery Month & Year for firm Aircraft
40674	B	[ * ]	[ * ]
40675	B	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	1	SA 22

        BOEING PROPRIETARY

D. WHEREAS, Customer desires to reschedule the delivery date of two (2) Option Aircraft as shown below:

MSN	Prior Delivery Month & Year for Option Aircraft	Rescheduled Delivery Month & Year for Option Aircraft
TBD	[ * ]	[ * ]
TBD	[ * ]	[ * ]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement No. 22.

2.	Remove and replace, in its entirety, Letter Agreement 6-1162-RRO-1066 with a revised Letter Agreement 6-1162-RRO-1066R1, attached hereto, to reflect revised language as described in Recital Paragraph B. To reflect matters completed under prior Supplemental Agreement No. 20, Boeing agrees to issue Customer the [ * ] in total amount of [ * ] for each of the Block B Aircraft to bear MSN 40674 and 40675 within five (5) business days of the full execution of this Supplemental Agreement No. 22.

3.	The two Block B Aircraft described in Recital Paragraph C are hereby rescheduled as set forth in Recital Paragraph C. Remove and replace, in its entirety, Table 1-A with a revised Table 1-A, attached hereto, to reflect such rescheduling.

4.	The Option Aircraft described in Recital Paragraph D are hereby rescheduled as set forth in Recital Paragraph D. Remove and replace, in its entirety, Attachment to Letter Agreement 6-1162-RRO-1062 with a revised Attachment, attached hereto, to reflect such rescheduling. The parties agree and acknowledge that the Option Aircraft rescheduling herein is not being made, and, for the sake of clarity, the Option Aircraft rescheduled under Supplemental Agreement No. 20 was not made, under Article 4.2 of letter agreement 6-1162-RRO-1062; accordingly, with respect to the foregoing rescheduled Option Aircraft, (i) [ * ], (ii) [ * ] and (iii) the [ * ] to the end of the then-current [ * ] stream.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	2	SA 22

        BOEING PROPRIETARY

5.	Letter agreement 6-1162-SCR-154 is added to the Purchase Agreement in this Supplemental Agreement No. 22 to address [ * ].

6.	Letter agreement 6-1162-SCR-155 is added to the Purchase Agreement in this Supplemental Agreement No. 22. The parties acknowledge and agree that paragraph 5 of letter agreement FED-PA-LA-1000790R3 applies to the [ * ] Kits ordered and delivered to Customer and (ii) Kits [ * ] ordered by and delivered to Customer shall be governed by the terms of letter agreement 6-1162-SCR-155, as amended.

7.	As a result of the changes incorporated in this Supplemental Agreement No. 22, [ * ] payments in the amount of [ * ] are currently being held by Boeing. Customer and Boeing agree that [ * ] will continue to be treated under the Purchase Agreement as [ * ] payments and further that Boeing will apply [ * ] of the [ * ] payments to satisfy the amount due under Purchase Agreement No. 3712 upon execution of Supplemental Agreement No. 3 thereto and the [ * ] payments of [ * ] no later than January 3, 2013. [ * ]. For clarity, the terms “pre-delivery payment(s)”, “PDP(s)” and “advance payment(s)” are used on an interchangeable basis.

8.	This Supplemental Agreement No. 22 to the Purchase Agreement shall not be effective unless (i) executed and delivered by the parties on or prior to December 11, 2012 and (ii) Customer and Boeing execute and deliver Supplemental Agreement No. 3 to Purchase Agreement No. 3712 on or before December 11, 2012.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ STUART C. ROSS	By:	/s/ PHILLIP C. BLUM

Its:	Attorney-In-Fact	Its:	VP Aircraft Acquisition

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	3	SA 22

        BOEING PROPRIETARY

TABLE OF CONTENTS

		SA NUMBER

ARTICLES
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE
1.	Aircraft Information Table	15
1A	Block B Firm Aircraft Information Table	22
1B	Block B Conditional Firm Aircraft Information Table	21
1C	Block C Aircraft Information Table	13
1C1	Block C Aircraft Information Table (MSN 39285)	11
1C2	Block C Aircraft Information Table	20
1D	Block D Aircraft Information Table	20

EXHIBIT
A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. No. 3157	4	SA 22

        BOEING PROPRIETARY

		SA NUMBER

LETTER AGREEMENT

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	Demonstrated Compliance

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[ * ]

6-1162-RRO-1062	Option Aircraft	4

	Attachment to Letter 6-1162-RRO-1062	22

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22

6-1162-RRO-1067	Special Matters for [ * ] Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision – Block B Aircraft	4

FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20

FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19

6-1162-RRO-1144R7	[ * ] as related to SAs #8, #13 through #16, SA # 18 through SA #20	20

6-1162-SCR-137	777F Miscellaneous Matters	20

6-1162-SCR-154	[ * ] Letter	22

6-1162-SCR-155	[ * ] Engine Hard Mount Letter	22

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	5	SA 22

        BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December 14, 2011

Supplemental Agreement No. 21	June 29, 2012

Supplemental Agreement No. 22	December 11, 2012

P.A. No. 3157	6	SA 22

        BOEING PROPRIETARY

Table 1-A to Purchase Agreement No. 3157 Aircraft Delivery, Description, Price and Advance Payments Block B Firm
Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1, Rev G dated July 25, 2012
Engine Model/Thrust:	GE90-110B1L	110000 pounds	Airframe Price Base Year/Escalation Formula:	[ * ]	ECI-MFG/CPI
Airframe Price:		[ * ]	Engine Price Base Year/Escalation Formula:	[ * ]	N/A
Optional Features:		[ * ]
Sub-Total of Airframe and Features:		[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[ * ]	Base Year Index (ECI):	[ * ]
Aircraft Basic Price (Excluding BFE/SPE):		[ * ]	Base Year Index (CPI):	[ * ]
Buyer Furnished Equipment (BFE) Estimate:		[ * ]
Seller Purchased Equipment (SPE) Estimate:		[ * ]
Non-Refundable Deposit/Aircraft at Def Agreement:		[ * ]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	MSN	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing 1%	24 Mos. 4%	21/18/15/12/9/6 Mos. 5%	Total 35%
[ * ]	[ * ]	[ * ]	40674	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	40675	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Total:	2

NOTES:	1. The two aircraft included on this Table were [ * ] Aircraft - reference letter agreement 6-1162-RRO-1068.

2. In Supplemental Agreement No. 20, these aircraft became firm aircraft.

3. The [ * ] factors used in this table are based on the 2Q 2012 forecast.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Commission Act of 1934, as amended.

Attachment to Letter 6-1162-RRO-1062 Option Aircraft Delivery, Description, Price and Advance Payments
Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1 Rev G dated July 25, 2012
Engine Model/Thrust:	GE90-110B1L	110100 pounds	Airframe Price Base Year/Escalation Formula:	[ * ]	ECI-MFG/CPI
Airframe Price:		[ * ]	Engine Price Base Year/Escalation Formula:	[ * ]
Optional Features:		[ * ]			N/A
Sub-Total of Airframe and Features:		[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[ * ]	Base Year Index (ECI):	[ * ]
Aircraft Basic Price (Excluding BFE/SPE):		[ * ]	Base Year Index (CPI):	[ * ]
Buyer Furnished Equipment (BFE) Estimate:		[ * ]
Seller Purchased Equipment (SPE) Estimate:		[ * ]	Forecast: 2Q08
Deposit/Aircraft at Def Agreemt:		[ * ]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)*	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Balance At Option Exercise 1%	24 Mos. 4%	21/18/15/12/9/6 Mos. 5%	Total 35%
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Total:	11

*	The [ * ] Factor for the Option Aircraft will be adjusted to Boeing’s then current forecasts for such elements as of the date of the amendment to the definitive agreement to add the exercised Option Aircraft as an Aircraft.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

November 29, 2012

6-1162-SCR-155

Federal Express Corporation

3131 Democrat

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart
Managing Director – Aircraft Acquisitions & Sales

Subject:	[ * ] Engine Hard Mount Kits (Kits) [ * ] Memoranda/[ * ]

References:

1. Purchase Agreement 3157 dated November 7, 2006 (Purchase Agreement), between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (Aircraft), and

2. Letter agreement FED-PA-LA-1000790R3 entitled “Special Matters for Block C Aircraft”, paragraph 5 concerning Kits.

1.	[ * ] memoranda/[ * ] for Kits [ * ] through [ * ].

[ * ]

2.	[ * ] memoranda/[ * ] for Kits [ * ] through [ * ].

[ * ]

3.	[ * ] memoranda/[ * ] for Kits [ * ] through [ * ].

[ * ]

4.	No Obligation.

Nothing herein creates an obligation by Customer to purchase additional Kits.

5.	Confidential Treatment.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-SCR-155	SA-22

Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. Notwithstanding the above, Boeing acknowledges that Customer may disclose this Letter Agreement / and attachment(s) hereto to FedEx Corporation, its Board of Directors, and to Customer’s and FedEx Corporation’s professional advisors who are under a duty of confidentiality with respect thereto.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 11, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

Attachment

6-1162-SCR-155	SA-22

Attachment A to 6-1162-SCR-155

#	MSN	Executed Proposal Date	[ * ] Memo Applies?
1	25490	[ * ]	[ * ]
2	24965	[ * ]	[ * ]
3	24738	[ * ]	[ * ]
4	24748	[ * ]	[ * ]
5	22911	[ * ]	[ * ]
6	22912	[ * ]	[ * ]
7	26270	[ * ]	[ * ]
8	25131	[ * ]	[ * ]
9	22909	[ * ]	[ * ]
10	28480	[ * ]	[ * ]
11	24747	[ * ]	[ * ]
12	26705	[ * ]	[ * ]
13	24737	[ * ]	[ * ]
14	28482	[ * ]	[ * ]
15	28483	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-SCR-155	SA-22

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

November 29, 2012

6-1162-SCR-154

Federal Express Corporation

3131 Democrat

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart
Managing Director – Aircraft Acquisitions & Sales

Subject:	[ * ] Resulting From Execution of Supplemental Agreement No. 22 (SA 22) to Purchase Agreement 3157.

Reference:	Purchase Agreement 3157 dated November 7, 2006 (Purchase Agreement), between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (Aircraft)

Dear Mr. Burkhart:

1.	Background.

Boeing and Customer acknowledge and agree that, upon execution of SA 22 to the Purchase Agreement by the parties, [ * ].

[ * ]

For clarity, the terms “pre-delivery payment(s)”, “PDP(s)” and “advance payment(s)” are used on an interchangeable basis.

2.	[ * ].

[ * ]

3.	[ * ]

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-SCR-154	SA-22

        BOEING PROPRIETARY

4.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. Notwithstanding the above, Boeing acknowledges that Customer may disclose this Letter Agreement / and attachment(s) hereto to FedEx Corporation, its Board of Directors, and to Customer’s and FedEx Corporation’s professional advisors who are under a duty of confidentiality with respect thereto.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 11, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

6-1162-SCR-154	SA-22

        BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-RRO-1066R1

November 29, 2012

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Block B Aircraft

Reference:	Purchase Agreement No. 3157 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes 6-1162-RRO-1066 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	BASIC [ * ] MEMORANDUM.

[ * ]

2.	ADDITIONAL [ * ] MEMORANDUM.

[ * ]

3.	[ * ] MEMORANDUM.

[ * ]

4.	[ * ].

5.	ELECTRONIC FLIGHT BAG (EFB) [ * ].

Contingent upon Customer selecting [ * ].

6.	ADDITIONAL CUSTOMER [ * ].

[ * ].

7.	[ * ] RIGHTS.

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-RRO-1066R1	Page 1
SA 22

BOEING PROPRIETARY

8.	[ * ] ASSURANCE.

[ * ]

9.	WARRANTY PROGRAM [ * ].

[ * ]

10.	[ * ]

[ * ]

11.	AIRCRAFT ACCELERATION OPPORTUNITIES.

Boeing acknowledges Customer may desire to have earlier delivery positions for the Block B Aircraft. Boeing agrees to keep Customer apprised of any earlier delivery positions which may become available (subject to manufacturing and production constraints).

12.	PUBLIC ANNOUNCEMENT.

Notwithstanding the terms in the Purchase Agreement, neither Party shall in any manner advertise or make any public statement regarding Customer’s purchase of the Block B Aircraft without the prior written consent of the other Party. Neither Party shall disclose any details of this Agreement to any third party except as may be authorized in writing by an authorized officer of the other Party.

13.	CONFIDENTIAL TREATMENT.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-RRO-1066R1	Page 2
SA 22

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 11, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

6-1162-RRO-1066R1	Page 3
SA 22

BOEING PROPRIETARY